FORM 8K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      SPECIAL REPORT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        COMMISSION FILE NUMBER 33-77504




                              HERITAGE OAKS BANCORP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                  MARCH 7, 2003




STATE  OF  INCORPORATION:                          California



I.R.S.  EMPLOYER  IDENTIFICATION  NO.:             77-0388249



ADDRESS  OF  PRINCIPAL  EXECUTIVE  OFFICES:        545  12th  Street
                                                   Paso Robles, California 93446


REGISTRANT'S TELEPHONE NUMBER:                     (805) 239-5200


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ITEM 5. OTHER EVENT AND REGULATION FD DISCLOSURE

On March 7, 2003, Lawrence P. Ward, President and Chief Executive Officer of Heritage Oaks Bancorp, announced a 5% stock dividend for shareholders of record at the closing of business on Friday March 14, 2003.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(c)     Exhibits

99.1  A press release relating to the announcement of a 5% stock dividend.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                         Heritage Oaks Bancorp
                                                         -----------------------
                                                         (Registrant)






Date:  March  7,  2003

                                          /s/ Lawrence P. Ward

                                          Lawrence P. Ward
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)






Date:  March  7,  2003

                                          /s/ Margaret  Torres

                                          Margaret  Torres
                                          Chief Financial Officer
                                          (Principal Financial Officer)


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